FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

LOVE INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55642	80-0929366
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

26 Floor, One Harbour Square, 181 Hoi Bun Road,

Kwun Tong, Kowloon, Hong Kong

(Address of principal executive offices)

Registrant's Telephone Number, including area code: +852 2697 7733

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 26, 2016, Love International Group, Inc. (the "Company") was advised that the Company's independent registered public accounting firm, Crowe Horwath (HK) CPA Limited (“CHHK”), will no longer provide audit and assurances services to public companies subject to the statutes and regulations of the United States effective as of October 1, 2016. Accordingly, the Company, with the approval of its board of directors, terminated the services of CHHK effective September 30, 2016, and retained the services of DCAW (CPA) Limited effective September 30, 2016.

The director at CHHK formerly responsible for the Company's account at CHHK will join the Company's new audit firm, DCAW (CPA) Limited, and will be the director responsible for the Company's account at DCAW (CPA) Limited.

CHHK’s reports on the financial statements of the Company for the fiscal year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that its report for the fiscal year ended December 31, 2015 contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern. During the Company’s fiscal year ended December 31, 2015 and through September 30, 2016, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K)with CHHK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to CHHK’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such periods. Furthermore, no reportable events occurred within the periods covered by CHHK’s reports on the Company's financial statements, or subsequently up to the date of CHHK’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided CHHK with a copy of the foregoing disclosures and has requested that CHHK review such disclosures and provide a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether they agree with the statements made therein. Attached as Exhibit 16.1 is a copy of CHHK’s letter addressed to the SEC relating to the statements made by the Company in this report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2015 and January 31, 2014 and through September 30, 2016, neither the Company nor anyone on its behalf consulted DCAW (CPA) Limited regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that DCAW (CPA) Limited concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as described above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

16.1	Letter from Crowe Horwath (HK) CPA Limited to SEC, dated September 30, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOVE INTERNATIONAL GROUP, INC.

Date: September 30, 2016	By:	/s/ Yong Qiang Yang
	Name:	Yong Qiang Yang
	Title:	President

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